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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) April 16, 2003


                       NOMURA ASSET ACCEPTANCE CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                     333-48481                 35-3672336
----------------------------          ------------           -------------------
(STATE OR OTHER JURISDICTION          (COMMISSION            (I.R.S. EMPLOYER
      OF INCORPORATION)               FILE NUMBER)           IDENTIFICATION NO.)


     Two World Financial Center,
     Building B,
     21st Floor, New York,
     New York                                                       10281
     ---------------------------                                 ----------
      (ADDRESS OF PRINCIPAL                                      (ZIP CODE)
       EXECUTIVE OFFICES)


Registrants telephone number, including area code, is (212) 667-9300.


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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  1. Pooling and Servicing Agreement, dated as of April 1, 2003 among Nomura Asset Acceptance Corporation, as Depositor, Nomura Credit & Capital, Inc., as Seller, Option One Mortgage Corporation, as Servicer, and JP Morgan Chase Bank, as Trustee and Custodian.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 16, 2003

                                          NOMURA ASSET ACCEPTANCE CORPORATION


                                          By: /s/ Jay Gracin
                                             --------------------------------
                                          Name:   Jay Gracin
                                          Title:  Assistant Secretary


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                                  EXHIBIT INDEX



                 Item 601 (a) of        Sequentially
Exhibit          Regulation S-K         Numbered
Number           Exhibit No.            Description                         Page
-------          ---------------        ------------                        ----
1                4                      Pooling and Servicing Agreement     5